June 2026

Forward-Looking Statements: Certain statements contained in this presentation constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact included in this presentation, regarding our strategy, future operations, financial position, estimated revenue and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this presentation, the words “may,” “should,” “intend,” “could,” “believe,” “anticipate,” “estimate,” “expect,” “outlook,” “project” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements represent Ranger’s expectations or beliefs concerning future events, and it is possible that the results described in this presentation will not be achieved. These forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of Ranger’s control. Should one or more of these risks or uncertainties described occur, or should underlying assumptions prove incorrect, our actual results and plans could differ materially from those expressed in any forward-looking statements. Our future results will depend upon various other risks and uncertainties, including, but not limited to, those detailed in our current and past filings with the U.S. Securities and Exchange Commission (“SEC”). These documents are available through our website or through the SEC’s Electronic Data Gathering and Analysis Retrieval system at www.sec.gov. These risks include, but are not limited to, the risks described under “Part I, Item 1A, Risk Factors” in our Annual Report on 10-K filed with the SEC on March 5, 2026, and those set forth from time-to-time in other filings by the Company with the SEC. All forward-looking statements, expressed or implied, included in this presentation are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that we or persons acting on our behalf may issue. Except as otherwise required by applicable law any forward-looking statement speaks only as of the date on which is it made. We disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this cautionary statement, to reflect events or circumstances after the date of this presentation. This presentation includes financial measures that are not presented in accordance with generally accepted accounting principles ("GAAP"), including EBITDA and Adjusted EBITDA, Adjusted EBITDA Margin, Free Cash Flow, and Return on Invested Capital. While management believes such measures are useful for investors, they do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by other companies. The presentation of non-GAAP financial measures should not be used as a replacement for, and should not be considered in isolation from, financial measures that are in accordance with GAAP. Please see the Appendix for reconciliations of those measures to comparable GAAP measures. Industry and Market Data: This presentation has been prepared by Ranger and includes market data and other statistical information from third-party sources, including independent industry publications, government publications or other published independent sources. Although Ranger believes these third-party sources are reliable as of their respective dates, Management has not independently verified the accuracy or completeness of this information. Some data is also based on management estimates and approximations derived from internal sources and the third-party sources described above. Additional Information: For additional information, please see our filings with the SEC. Our filings are available on the SEC’s website, as well as on our website, www.rangerenergy.com, under the “Investor Center” tab. Important Disclosures 2

Largest Well Service Provider in the United States

RANGER ENERGY SERVICES


Ranger Hub

Ticker | Exchange	**RNGR** | NYSE | NYSE Texas
Share Price [1]	$16.35
Fully Diluted Market Capitalization ($MM)[1]	$413.8
Enterprise Value ($MM)[1]	$406.9
TTM Adjusted EBITDA ($MM)[2]	$81.0
Dividend Yield[3]	1.5%

Production Focused Well Service Company

- High-Spec Rigs (HSR) offer downside protection and consistent through-cycle demand
- Completions exposure provides upside to increased activity
- ECHO hybrid rig offers next generation well services technology

High Cash Flow Conversion Through the Cycle

- Established fleet and low capital intensity result in strong free cash flow
- Converted 62% of Adj. EBITDA to Free Cash Flow from 2023 to 2025

Superior Balance Sheet and Returns-Focused Strategy

- Low debt load and high cash conversion rate foundational for mergers & acquisitions, dividends and share repurchase strategy
- Returned 40% of free cash flow to shareholders in 2025

TTM Revenue by Segment ($MM)


High-Spec Rigs
64%
$570.8
Wireline
11%
Ancillary Services
25%

FY 2025 Free Cash Flow[2] Conversion


Free Cash Flow[2]
$42.9M
Adj EBITDA[2]
$73.2M
59%

1. Source: Factset as of market close June 4, 2026
2. Non-GAAP financial measure. Please see the Appendix for a reconciliation to the nearest GAAP measure
3. Future dividends are subject to board approval.

3

Available for Reactivation 182 Active Rigs 193 4 219 200 150 70 50 Spears and Associates Active Well Service Fleet Count2 2. Spears and Associates Q4 2025 Estimates, Published January, 2026 Ranger operates the largest fleet of active well servicing rigs in the United States Largest Well Service Provider in the United States 1. Ranger December 31, 2025 Annual Report Management estimates that the three largest well service providers currently hold approximately 50% of total high spec rig market share Total Rigs1 431

5 Ranger’s Phases of Development and Growth 1. Historical Adjusted EBITDA for the periods 2017 through 2025 from Factset. Forward looking Adjusted EBITDA for the period 2026 through 2030 represents Management’s internal estimates and outlook as of June 1, 2026. Phase 1: Post-Public Growth Phase 2: Acquisition & Expansion Phase 3: Long Term Growth Ranger Adjusted EBITDA & Growth Rates1 2022 to 20252017 to 2021 2026 to 2030+ After IPO, significant growth catalyzed from the organic buildout of a fleet of high-specification, best in class workover rigs and wireline trucks. Navigated pandemic shocks successfully with strong balance sheet and good free cash flow. Seizing market opportunities with growth from several acquisitions more than tripling the size of the company while focusing on an efficient capital structure. Repurchased over 4.5M shares while also paying off debt and instituting and growing a dividend. Go forward earnings capacity of >$100MM with additional growth coming from roll-out of ECHO, electrical hybrid rigs with 17 rigs contracted with payback provisions, opportunities in new service lines and anticipated industry tailwinds.

Strategic Priorities for Long-Term Shareholder Value 6 MAINTAIN FINANCIAL FLEXIBILITY Balance Sheet remains strong: net debt 1/3rd turn of TTM EBITDA with expectation to be net debt zero before end of FY 2026 PRIORITIZE SHAREHOLDER RETURNS Capital returns framework delivers a minimum of 25% of Free Cash Flow to investors annually through dividends and opportunistic share repurchases See Appendix for a reconciliation of Non-GAAP financial measures including Adjusted EBITDA and Free Cash Flow GROW MARKET LEADING POSITION Largest Well Service provider in the Lower 48 and a proven segment consolidator following the acquisitions of Basic in 2021 and AWS in 2025 MAXIMIZE FREE CASH FLOW GENERATION Converted more than 62% of Adjusted EBITDA into Free Cash Flow over the last three fiscal years, including 59% in 2025

Leading the Way in Innovation 7 In 2025, Ranger delivered the first two ECHO rigs - the industry’s first Hybrid Double Electric Workover Rig. Construction of ECHO involved the conversion of an existing rig design uniquely available to Ranger. ECHO rigs are engineered to operate with zero emissions when connected to well site power. In 2026, we announced a contract to build and deploy an additional 15 ECHO rigs for a major operator in the Permian Basin. 90% up to GHG reduction 99% NOx & PM reduction 85% less diesel use • System-enforced speed / torque limits and automated lockouts prevent overspeed and unsafe overrides • Reduces human exposure during critical rig operations Safety by Design • Electric drive delivers precise, repeatable control. • Remote monitoring, alerts, and modular service support uptime Improved Operational Performance

ECHO Hybrid Rig Program: Returns Profiles



Potential Adj. EBITDA Margin for HSR Segment
Incremental ECHO Rig EBITDA Contribution
Incremental ECHO Rig Revenue
(in thousands)
20.3%
FY 2025 HSR Segment Adj. EBITDA Margin
20.7%
$11,900
$45,900
21.0%
$17,500
$67,500
21.2%
$24,500
$94,500
17
Current Contracted Echo Rig Count
25
35
Potential Future ECHO Portfolio Rig Counts

Long-Term Opportunity: Long term ECHO EBITDA margins are estimated to be ~500 bps higher than conventional rigs following the capital recovery period. The ECHO Rig Fleet is expected to increase margins post-payback period by 50 to 100 bps dependent on build-out.

Capital Investment Payback:

-ECHO Rigs are being contracted to ensure a full return of capital invested at a target of 3 years

-Capital return is paid through a combination of an upfront capital contribution and a premium hourly rate for a minimum hour commitment

-High upfront capital payment contracts will potentially lower EBITDA margins during the capital recovery period because of deferred revenue amortization rules under GAAP

Annual Estimated Revenue per Rig	Range
Conventional Rig	$2,000 to $4,700
ECHO Recovery Years 1-3	$2,700 to $6,300
ECHO Post-Capital Recovery	$2,100 to $4,900

Annual Estimated EBITDA per Rig	Range
Conventional Rig	$400 to $900
ECHO Recovery Years 1-3: 100% Upfront	$500 to $1,200
ECHO Recovery Years 1-3: 50% Upfront	$800 to $1,900
ECHO Recovery Years 1-3: 25% Upfront	$1,000 to $2,200
ECHO Post-Capital Recovery	$500 to $1,200

8

$1 billion Medium Source: Spears & Associates, IBIS World-Drilling and Management Estimates Completion Production 20-25% 65-75% <10% Drilling Estimated Duration Estimated Volatility None High Medium Annual Market Size Ranger Revenue Contribution $15 billion $25 billion $10 billion Low Decommissioning 1 week 15-20 years 1 week2-3 weeks 9 Ranger Services the Well Life After Drilling

Over time, as the installed base of wells in US basins has grown, the amount of spending in maintaining production has increased significantly as compared to completions, exploration and drilling and related spending areas Source: Spears & Associates Exploration & Drilling Spending Completion Spending Production Spending Well Production spending has increased more over the past 15 years showing the strongest growth over time 10 Customers Spend Highest Priority Dollars on Production -4% 30% 0% 80% 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025E

Complementary Portfolio with Opportunities for Growth

High-Spec Rigs



- **Anchor business** with significant market share in US onshore **and expanding presence in Permian Basin**
- Currently **developing next generation ECHO hybrid rig** for future deployments


Trailing Twelve Months
March 31, 2026
64% Revenue
72% EBITDA

Processing & Ancillary



- Strong **pull-through revenue opportunities** from existing rig segment in rentals, mixing plants and other lines
- Strong upside in **Torrent** gas processing and **Plug & Abandonment** service lines


Trailing Twelve Months
March 31, 2026
25% Revenue
26% EBITDA

Wireline



- **Growing Production Wireline** to counter pullback in Completions market
- North region continues to hold meaningful presence across basins, while assets remain complimentary to core services


Trailing Twelve Months
March 31, 2026
11% Revenue
2% EBITDA

11

High-Spec Rigs Growth 12 High-Specification Rigs segment posting consistent performance despite material declines in U.S. Land Drilling Rig count with production focus providing resiliency Segment has successfully maintained market share in competitive environment, as Ranger has benefited from operator consolidation Margin stability reflects operational efficiency and pull-through opportunities High-Spec Rigs Revenue & U.S. Land Rig Count Revenue in $MM High-Spec Rigs Adjusted EBITDA & Margin Adjusted EBITDA in $MM See Appendix for a reconciliation of Non-GAAP financial measures including Adjusted EBITDA $87.5 $86.3 $80.9 $92.3 $106.2 572 556 525 527 530 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 $17.4 $17.6 $15.7 $19.6 $21.4 19.9% 20.4% 19.4% 21.2% 20.1% Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026

13 Service & Safety Record Drives Customer Loyalty Blended High-Spec Rig Hourly Rates Over Time E&P consolidation has benefited Ranger as major operators prioritize service quality and reliability Customers want fewer vendors and complete packages, providing pull-through opportunities that positively impact margins Ranger has recently developed a hybrid rig solution as part of strategic growth initiatives within our blue-chip customer base Revenue by Customer Type(1) Large Independent & Integrated Operators Small & Midsize Operators Recurring Customer Awards 365 Day Incident Free Recognition Rig of the Month Awards Stop Work Authority Recognition As of Q4 2025 HSR Customer Composition $690 $700 $733 $718 $732 $741 $751 $756 $738 $727 $718 $731 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026

AWS Transaction Aligns with Ranger's Strategic Pillars

On November 7th, 2025 Ranger closed a transaction with American Well Services ("AWS") - a premier Permian focused well service operator - further consolidating our position as the leader in both the well services sector and the Permian Basin

Grow Market Leading Position

- Combines complementary customer bases, increases wallet share and deepens long-term relationships with top-tier operators in the Permian basin
- Integrates tubing, inspection, chemical and mixing plant services that creates additional pull-through revenue opportunities from existing customers

Drive New Technology Advancement

ECHO

- Enhanced cash flow from the acquisition enables greater reinvestment in Ranger's technology initiatives accelerating deployment of ECHO and Overwatch
- Data-driven processes enhanced by in-house technology platforms lead to further rig optimization and operational efficiencies

Maximize Free Cash Flow for Financial Flexibility

- Cash flows from pro forma organization provide ability to repay borrowings within one year from close
- Enhanced scale and earnings capacity while preserving balance sheet flexibility allows pro forma company to purse organic and opportunistic growth

Prioritize Shareholder Returns

- Remain committed to returning minimum of 25% of cash flows to shareholders having demonstrated a return of 40% the past 3 years buying back approximately 20% of the company with free cash creating greater accretion in this transaction

Galvanizes Ranger as a top-tier provider at a compelling valuation: Value-Accretive Acquisition at **2.1x LTM Adj. EBITDA Multiple** with ~$4M of Annualized Expected Cost-Synergies



Provides a new growth platform with the addition of high-margin service lines that can be pulled through Ranger's legacy rig businesses

High-Margin New Service Lines

Rigs & Bundled Services

14

15 Committed to Returning Capital to Shareholders Cumulative Uses of Excess Cash Since Implementing Capital Returns Program Opportunistic Share Repurchases Accelerates Per Share Growth Outstanding Shares in millions $MM Ranger’s capital return program demonstrates strong shareholder commitment Total repurchases to date of over four million shares, representing ~18% of the total shares outstanding as of December 31, 2025 Returned ~$60 million in share repurchases and dividends since program inception and far exceeded our 25% minimum commitment Ranger returned more than 40% of its free cash flow to shareholders since 2023; including more than 40% through share repurchases and dividends during FY 2025 24.8 24.5 24.6 22.7 22.4 22.2 22.3 22.5 22.2 21.8 23.6 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 5.9 8.6 19.1 27.6 32.9 34.5 34.5 34.5 37.8 46.0 46.7 4.8 5.9 7.0 8.3 9.8 11.1 12.5 7.3 7.3 7.3 7.3 7.3 7.3 7.3 7.3 7.3 66.3 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 Share Repurchases Dividends Acquisitions

16 Investment Highlights and Key Takeaways Strong track record of growth, strategic acquisitions, and compelling investment fundamentals with attractive free cash flow conversion and ROIC 1 Differentiated focus on production services leads to a consistently growing market, reducing inherent cyclical volatility experienced in the industry 2 Existing asset capacity allows for both organic and strategic growth, enhancing future returns and cash flows3 Shareholders benefit from a focused capital return framework that provides for meaningful return of capital while in pursuit of growth opportunities 4

Proven Leadership Team Stuart Bodden serves as our President and Chief Executive Officer. Mr. Bodden has over 20 years of experience in various executive roles in the oil and gas industry. Prior to joining Ranger Energy Services, Mr. Bodden was Chief Executive Officer at Express Energy Services in Houston, after previously serving as President Director for Pacific Oil and Gas in Singapore. Mr. Bodden was a Partner at McKinsey & Company in the Houston and Singapore offices, leading projects in the oilfield services and upstream oil and gas sectors during his tenure. Mr. Bodden received his Bachelor of Science degree from Brown University and his Master of Business Administration from The University of Texas, Austin. Matt Hooker serves as our Chief Operating Officer. Mr. Hooker served as the Senior Vice President of Business Development at Express Energy Services from July 2015 until January 2017, and Senior Vice President of Drilling Services from January 2012 to July 2015. Previously, Mr. Hooker worked at Latshaw Drilling as Vice President of Operations. Prior to that, he served as the North American Regional/Country Manager for Saxon Drilling LP. Mr. Hooker began his career at Nabors Well Services LTD, where he held various positions culminating as Vice President of US Operations. Melissa Cougle serves as our Chief Financial Officer. Prior to joining Ranger Energy Services, Mrs. Cougle served as CFO of Frank’s International through its merger with Expro Group in 2021 and National Energy Services Reunited. She is a Board Member of Tidewater Incorporated and is an Advisory Board Member for the Energy Workforce & Technology Council. Mrs. Cougle has over 20 years of experience with roles spanning most areas of treasury, finance and accounting and an energy industry focus in services and manufacturing. Mrs. Cougle received her Bachelor of Science degree from Louisiana State University and is a Certified Public Accountant. 17

APPENDIX

Non-GAAP Reconciliation: Adjusted EBITDA ($MM) 19 High Specification Rigs Wireline Services Processing Solutions and Ancillary Services Other Total Three Months Ended March 31, 2026 Net income (loss) $ 10.6 $ (2.4) $ 4.0 $ (9.2) $ 3.0 Interest expense, net — — — 0.8 0.8 Income tax expense — — — 1.0 1.0 Depreciation and amortization 10.3 2.3 3.7 (0.1) 16.2 EBITDA 20.9 (0.1) 7.7 (7.5) 21.0 Equity based compensation — — — 1.6 1.6 Gain on sale of assets — — — (0.6) (0.6) Acquisition related costs 0.5 — 0.3 0.2 1.0 Adjustment to contingent consideration — — — 0.3 0.3 Adjusted EBITDA $ 21.4 $ (0.1) $ 8.0 $ (6.0) $ 23.3

Non-GAAP Reconciliation: Adjusted EBITDA ($MM) 20 High Specification Rigs Wireline Services Processing Solutions and Ancillary Services Other Total Three Months Ended December 31, 2025 Net income (loss) $ 12.0 $ (2.7) $ 2.9 $ (9.0) $ 3.2 Interest expense, net — — — 0.2 0.2 Income tax expense — — — 1.5 1.5 Depreciation and amortization 7.4 2.3 3.2 0.9 13.8 EBITDA 19.4 (0.4) 6.1 (6.4) 18.7 Equity based compensation — — — 1.7 1.7 Gain on sale of assets — — — (0.8) (0.8) Severance and reorganization costs — 0.3 0.1 — 0.4 Acquisition related costs 0.2 0.1 — 1.3 1.6 Legal fees and settlements — — — 0.3 0.3 Employee retention credit — — — (1.6) (1.6) Adjusted EBITDA $ 19.6 $ — $ 6.2 $ (5.5) $ 20.3

Non-GAAP Reconciliation: Adjusted EBITDA ($MM) 21 High Specification Rigs Wireline Services Processing Solutions and Ancillary Services Other Total Three Months Ended September 30, 2025 Net income (loss) $ 10.0 $ (4.2) $ 3.4 $ (8.0) $ 1.2 Interest expense, net — — — 0.4 0.4 Income tax expense — — — 1.3 1.3 Depreciation and amortization 5.7 2.8 2.1 0.4 11.0 EBITDA 15.7 (1.4) 5.5 (5.9) 13.9 Equity based compensation — — — 1.6 1.6 Gain on sale of assets — — — (0.4) (0.4) Severance and reorganization costs — 0.1 — — 0.1 Acquisition related costs — 0.1 — — 0.1 Employee retention credit — — — (0.3) (0.3) Inventory adjustment — (1.6) — — (1.6) Adjusted EBITDA $ 15.7 $ 0.4 $ 5.5 $ (4.8) $ 16.8

Non-GAAP Reconciliation: Adjusted EBITDA ($MM) High Specification Rigs Wireline Services Processing Solutions and Ancillary Services Other Total Three Months Ended June 30, 2025 Net income (loss) $ 12.0 $ (1.2) $ 4.5 $ (8.0) $ 7.3 Interest expense, net — — — 0.1 0.1 Income tax expense — — — 2.8 2.8 Depreciation and amortization 5.6 2.6 2.1 0.6 10.9 EBITDA 17.6 1.4 6.6 (4.5) 21.1 Equity based compensation — — — 1.7 1.7 Gain on sale of assets — — — (0.9) (0.9) Severance and reorganization costs — — — 0.1 0.1 Acquisition related costs — 0.2 — — 0.2 Employee retention credit — — — (1.6) (1.6) Adjusted EBITDA $ 17.6 $ 1.6 $ 6.6 $ (5.2) $ 20.6 22

Non-GAAP Reconciliation: Adjusted EBITDA ($MM) 23 High Specification Rigs Wireline Services Processing Solutions and Ancillary Services Other Total Year Ended December 31, 2025 Net income (loss) $ 46.0 $ (13.9) $ 14.1 $ (33.9) $ 12.3 Interest expense, net — — — 1.2 1.2 Income tax expense — — — 5.5 5.5 Depreciation and amortization 24.1 10.4 9.6 2.2 46.3 EBITDA 70.1 (3.5) 23.7 (25.0) 65.3 Impairment of assets — — — 0.4 0.4 Equity based compensation — — — 6.5 6.5 Gain on sale of assets — — — (1.4) (1.4) Severance and reorganization costs — 1.0 0.1 0.1 1.2 Acquisition related costs 0.2 0.6 0.1 1.4 2.3 Legal fees and settlements — — — 0.8 0.8 Employee retention credit — — — (3.5) (3.5) Inventory adjustment — 1.6 — — 1.6 Adjusted EBITDA $ 70.3 $ (0.3) $ 23.9 $ (20.7) $ 73.2

Non-GAAP Reconciliation: Adjusted EBITDA ($MM) 24 High Specification Rigs Wireline Services Processing Solutions and Ancillary Services Other Total Year Ended December 31, 2024 Net income (loss) $ 46.8 $ (8.5) $ 17.8 $ (37.7) $ 18.4 Interest expense, net — — — 2.6 2.6 Income tax expense — — — 7.6 7.6 Depreciation and amortization 22.2 11.4 8.6 1.9 44.1 EBITDA 69.0 2.9 26.4 (25.6) 72.7 Equity based compensation — — — 5.8 5.8 Gain on sale of assets — — — (2.2) (2.2) Severance and reorganization costs 0.9 0.6 0.2 0.1 1.8 Acquisition related costs 0.4 — — 0.1 0.5 Legal fees and settlements 0.2 — — 0.1 0.3 Adjusted EBITDA $ 70.5 $ 3.5 $ 26.6 $ (21.7) $ 78.9

Non-GAAP Reconciliation: Adjusted EBITDA ($MM) 25 High Specification Rigs Wireline Services Processing Solutions and Ancillary Services Other Total Year Ended December 31, 2023 Net income (loss) $ 44.0 $ 7.1 $ 15.5 $ (42.8) $ 23.8 Interest expense, net — — — 3.5 3.5 Income tax expense — — — 7.2 7.2 Depreciation and amortization 20.1 11.3 6.9 1.6 39.9 EBITDA 64.1 18.4 22.4 (30.5) 74.4 Equity based compensation — — — 4.8 4.8 Loss on retirement of debt — — — 2.4 2.4 Gain on sale of assets — — — (1.8) (1.8) Severance and reorganization costs — 1.7 — 0.4 2.1 Acquisition related costs — — — 2.1 2.1 Impairment of fixed assets — — — 0.4 0.4 Adjusted EBITDA $ 64.1 $ 20.1 $ 22.4 $ (22.2) $ 84.4

Non-GAAP Reconciliation: Free Cash Flows (in millions) ($MM) 26 Year Ended Three Months Ended December 31, 2023 December 31, 2024 December 31, 2025 March 31, 2025 Net cash provided by operating activities $ 90.8 $ 84.5 $ 69.0 $ (3.4) Purchase of property and equipment (36.5) (34.1) (26.1) (18.3) Free Cash Flow $ 54.3 $ 50.4 $ 42.9 $ (21.7) Adjusted EBITDA $ 84.4 $ 78.9 $ 73.2 $ 23.3 Free cash Flow conversion 64% 64% 59% (96%)